SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Commission File Number: 0-26430

TARRANT APPAREL GROUP
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	95-4181026 (I.R.S. Employer Identification Number)

3151 East Washington Boulevard
Los Angeles, CA 90023
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (323)780-8250

ITEM 9.

On August 14, 2002 Tarrant Apparel Group filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 with the Securities and Exchange Commission. Accompanying such report were certifications of Tarrant Apparel Group Chief Executive Officer, Eddy Yuen and Chief Financial Officer, Patrick Chow, pursuant to 18 U.S.C. 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of each of theses certifications is set forth below:

Certification of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

I, Eddy Yuen, hereby certify pursuant to 18 U.S.C. 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:

(i)
The accompanying Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13 (a) or Section 15 (a) of the Securities Exchange Act of 1934, as amended; and

(ii)	The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Tarrant Apparel Group as if and for, the periods presented.

/s/ EDDY YUEN
Eddy Yuen Chief Executive Officer

I, Patrick Chow, hereby certify pursuant to 18 U.S.C. 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:

(i)
The accompanying Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13 (a) or Section 15 (a) of the Securities Exchange Act of 1934, as amended; and

(ii)	The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Tarrant Apparel Group as of and for, the periods presented.

/s/ PATRICK CHOW
Patrick Chow Chief Financial Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARRANT APPAREL GROUP

August 14, 2002	By:	/s/ CORAZON REYES
Corazon Reyes Corporate Secretary

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